Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002, 18 U.S.C. 1350

I, Maryann T. Seaman, Senior Vice President and Chief Financial Officer of FMC Technologies, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(a) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 27, 2012

/s/ Maryann T. Seaman
Maryann T. Seaman
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)